MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2013
Marketable Securities [Abstract]
MARKETABLE SECURITIES

13.	MARKETABLE SECURITIES

Marketable securities held by the Company are equity securities considered to be available-for-sale securities.

(in thousands of $)	2013	2012
Cost	2,707	1,378
Accumulated net unrealized gain (loss)	772	(143)
Fair value	3,479	1,235

During 2013, the Company received 108,069 shares in Avance Gas Holdings Limited ("Avance Gas") as a stock dividend from its investment in Frontline 2012.

During 2013, the Company received 8,766 shares in Knightsbridge Tankers Limited ("Knightsbridge") as partial settlement Restricted Stock Units ("RSU") granted by Knightsbridge to ICB Shipping (Bermuda ) Limited in its capacity as Manager. During 2012, the Company received 2,825 shares in Knightsbridge as partial settlement of RSUs. No payment was given for these shares and $0.06 million and $0.02 million was recorded in "Other income" in 2013 and 2012, respectively.

During 2011, the Company sold all of its securities held in Overseas Shipholding Group Inc. ("OSG") resulting in a loss of $3.4 million.

The net unrealized gain (loss) on marketable securities included in comprehensive income is $0.8 million (2012: $(0.1) million).

(in thousands of $)	2013	2012	2011
Proceeds from sale of available-for-sale securities	—	—	46,547
Realized loss on sale of securities	—	—	3,355

The cost of sale of available-for-sale marketable securities is calculated on an average cost basis. Realized gains and losses are recorded as gain on sale of securities in the consolidated statement of operations.